UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

For the year ended December 31, 2023, InPoint Commercial Real Estate Income, Inc. (the "Company") paid common stock cash distributions of approximately $12.6 million and preferred stock cash distributions of approximately $6.0 million. For income tax purposes for the common stock distributions, 53.2% were treated as ordinary dividends and 46.8% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder's basis in its shares and thereafter as capital gain). For income tax purposes for the preferred stock distributions, all of the distributions were treated as ordinary dividends. The following table denotes the nature of the Company's monthly cash distributions paid in 2023 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2023. All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2022	January 19, 2023	$0.1042	$0.0555	$—	$0.0487
January 31, 2023	February 21, 2023	$0.1042	$0.0555	$—	$0.0487
February 28, 2023	March 17, 2023	$0.1042	$0.0555	$—	$0.0487
March 31, 2023	April 18, 2023	$0.1042	$0.0555	$—	$0.0487
April 30, 2023	May 17, 2023	$0.1042	$0.0555	$—	$0.0487
May 31, 2023	June 20, 2023	$0.1042	$0.0555	$—	$0.0487
June 30, 2023	July 17, 2023	$0.1042	$0.0555	$—	$0.0487
July 31, 2023	August 17, 2023	$0.1042	$0.0555	$—	$0.0487
August 31, 2023	September 19, 2023	$0.1042	$0.0555	$—	$0.0487
September 30, 2023	October 18, 2023	$0.1042	$0.0555	$—	$0.0487
October 31, 2023	November 17, 2023	$0.1042	$0.0555	$—	$0.0487
November 30, 2023	December 19, 2023	$0.1042	$0.0555	$—	$0.0487

Class A Common Stock:
December 31, 2022	January 19, 2023	$0.1042	$0.0555	$—	$0.0487
January 31, 2023	February 21, 2023	$0.1042	$0.0555	$—	$0.0487
February 28, 2023	March 17, 2023	$0.1042	$0.0555	$—	$0.0487
March 31, 2023	April 18, 2023	$0.1042	$0.0555	$—	$0.0487
April 30, 2023	May 17, 2023	$0.1042	$0.0555	$—	$0.0487
May 31, 2023	June 20, 2023	$0.1042	$0.0555	$—	$0.0487
June 30, 2023	July 17, 2023	$0.1042	$0.0555	$—	$0.0487
July 31, 2023	August 17, 2023	$0.1042	$0.0555	$—	$0.0487
August 31, 2023	September 19, 2023	$0.1042	$0.0555	$—	$0.0487
September 30, 2023	October 18, 2023	$0.1042	$0.0555	$—	$0.0487
October 31, 2023	November 17, 2023	$0.1042	$0.0555	$—	$0.0487
November 30, 2023	December 19, 2023	$0.1042	$0.0555	$—	$0.0487

Class D Common Stock:
December 31, 2022	January 19, 2023	$0.1000	$0.0532	$—	$0.0468
January 31, 2023	February 21, 2023	$0.1000	$0.0532	$—	$0.0468
February 28, 2023	March 17, 2023	$0.1004	$0.0534	$—	$0.0470
March 31, 2023	April 18, 2023	$0.1001	$0.0533	$—	$0.0468
April 30, 2023	May 17, 2023	$0.1002	$0.0533	$—	$0.0469
May 31, 2023	June 20, 2023	$0.1001	$0.0533	$—	$0.0468
June 30, 2023	July 17, 2023	$0.1004	$0.0534	$—	$0.0470
July 31, 2023	August 17, 2023	$0.1005	$0.0535	$—	$0.0470
August 31, 2023	September 19, 2023	$0.1005	$0.0535	$—	$0.0470
September 30, 2023	October 18, 2023	$0.1006	$0.0536	$—	$0.0470
October 31, 2023	November 17, 2023	$0.1005	$0.0535	$—	$0.0470
November 30, 2023	December 19, 2023	$0.1006	$0.0536	$—	$0.0470

Class I Common Stock:
December 31, 2022	January 19, 2023	$0.1042	$0.0555	$—	$0.0487
January 31, 2023	February 21, 2023	$0.1042	$0.0555	$—	$0.0487
February 28, 2023	March 17, 2023	$0.1042	$0.0555	$—	$0.0487
March 31, 2023	April 18, 2023	$0.1042	$0.0555	$—	$0.0487
April 30, 2023	May 17, 2023	$0.1042	$0.0555	$—	$0.0487
May 31, 2023	June 20, 2023	$0.1042	$0.0555	$—	$0.0487

June 30, 2023	July 17, 2023	$0.1042	$0.0555	$—	$0.0487
July 31, 2023	August 17, 2023	$0.1042	$0.0555	$—	$0.0487
August 31, 2023	September 19, 2023	$0.1042	$0.0555	$—	$0.0487
September 30, 2023	October 18, 2023	$0.1042	$0.0555	$—	$0.0487
October 31, 2023	November 17, 2023	$0.1042	$0.0555	$—	$0.0487
November 30, 2023	December 19, 2023	$0.1042	$0.0555	$—	$0.0487

Class T Common Stock:
December 31, 2022	January 19, 2023	$0.0900	$0.0479	$—	$0.0421
January 31, 2023	February 21, 2023	$0.0900	$0.0479	$—	$0.0421
February 28, 2023	March 17, 2023	$0.0914	$0.0487	$—	$0.0427
March 31, 2023	April 18, 2023	$0.0903	$0.0481	$—	$0.0422
April 30, 2023	May 17, 2023	$0.0907	$0.0483	$—	$0.0424
May 31, 2023	June 20, 2023	$0.0903	$0.0481	$—	$0.0422
June 30, 2023	July 17, 2023	$0.0912	$0.0486	$—	$0.0426
July 31, 2023	August 17, 2023	$0.0916	$0.0488	$—	$0.0428
August 31, 2023	September 19, 2023	$0.0915	$0.0487	$—	$0.0428
September 30, 2023	October 18, 2023	$0.0920	$0.0490	$—	$0.0430
October 31, 2023	November 17, 2023	$0.0916	$0.0488	$—	$0.0428
November 30, 2023	December 19, 2023	$0.0920	$0.0490	$—	$0.0430

Series A Cumulative Redeemable Preferred Stock:
March 15, 2023	March 30, 2023	$0.4219	$0.4219	$—	$—
June 15, 2023	June 30, 2023	$0.4219	$0.4219	$—	$—
September 15, 2023	September 29, 2023	$0.4219	$0.4219	$—	$—
December 15, 2023	December 29, 2023	$0.4219	$0.4219	$—	$—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	January 23, 2024	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer